SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report: June 26, 2001
(Date of earliest event reported)

Commission File No. 333-48720



                    Wells Fargo Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)



7485 New Horizon Way
Frederick, Maryland                                                21703
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Address of principal executive offices                          (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.       Other Events
              ------------

                  Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Greenwich Capital Markets, Inc. and Wells Fargo Brokerage Services, LLC which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

              Item 601(a)
              of Regulation S-K
              Exhibit No.                Description
              -----------                -----------

                    (99)                 Computational Materials prepared
                                         by Greenwich Capital  Markets, Inc.
                                         and Wells Fargo Brokerage Services, LLC
                                         in connection with Wells Fargo Asset
                                         Securities Corporation, Mortgage
                                         Pass-Through Certificates, Series
                                         2001-15.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WELLS FARGO ASSET SECURITIES
                                     CORPORATION

June 26, 2001

                                   By:      /s/ Alan S. McKenney
                                          --------------------------------------
                                          Alan S. McKenney
                                          Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
   (99)                 Computational Materials                         P
                        prepared by Greenwich Capital
                        Markets, Inc. and Wells Fargo
                        Brokerage Services, LLC in connection
                        with Wells Fargo Asset
                        Securities Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 2001-15.